UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22987

                          Pioneer ILS Interval Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through April 30, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


Pioneer ILS
Interval Fund
--------------------------------------------------------------------------------
Semiannual Report | April 30, 2018
--------------------------------------------------------------------------------

Ticker Symbol: XILSX

[LOGO] Amundi Pioneer
       ASSET MANAGEMENT
visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2
Portfolio Management Discussion                                               4
Portfolio Summary                                                            10
Prices and Distributions                                                     11
Performance Update                                                           12
Schedule of Investments                                                      13
Financial Statements                                                         21
Financial Highlights                                                         25
Notes to Financial Statements                                                26
Additional Information                                                       41
Trustees, Officers and Service Providers                                     43

                       Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product
(GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and GDP growth in the first quarter of 2018 registered at 2.3%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the potential benefits of investing in companies with

2 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 sustainable business models. Over its nine decades of existence -- a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes -- the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 3

Portfolio Management Discussion | 4/30/18

In the following interview, Charles Melchreit and Chin Liu discuss the factors that affected the performance of the Pioneer ILS Interval Fund during the six-month period ended April 30, 2018. Mr. Melchreit*, Senior Managing Director, Deputy Head of Fixed Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Liu, Director of Insurance-Linked Securities (ILS) and Quantitative Research, a senior vice president, and a portfolio manager at Amundi Pioneer, were responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the six-month period ended April 30, 2018?

A Pioneer ILS Interval Fund returned 1.65% at net asset value during the six-month period ended April 30, 2018, while the Fund's benchmark, the ICE Bank of America Merrill Lynch (ICE BofA ML) 3-month U.S. Treasury Bill Index, returned 0.68%.

Q What were the principal factors affecting the Fund's performance during the six-month period ended April 30, 2018?

A In the first two months of the period, the ILS market came under pressure from the ongoing losses incurred towards the end of 2017. As a result, the Fund returned -0.98% during the final two months of 2017.

      The global reinsurer Munich Re reported that 2017 was the second-costliest year ever for natural disasters, with insured losses coming in at $135 billion and overall economic losses reaching $330 billion. Both insured and overall losses from natural disasters were significantly higher than the corresponding averages of $49 billion and $170 billion, respectively, in the previous ten years. In the latter part of 2017, landfalls by Hurricanes Harvey, Irma, and Maria, along with two significant earthquakes in Mexico, devastating wildfires in Southern California, and a series of smaller events, resulted in estimated total insured losses of between $80 billion and $136 billion. The 2017 Atlantic hurricane season, with 17 named storms (including the three references above), was the most active since 2012. A separate series of wildfires in Southern California caused an additional $3 billion in insured losses in December. While a

* NOTE: Charles Melchreit was a portfolio manager of the Fund during the full six-month period ended April 30, 2018. Mr. Melchreit departed from Amundi Pioneer effective June 8, 2018. Mr. Liu remains responsible for the day-to-day management of the Fund.

4 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 smaller event in comparison to others that occurred in 2017, the wildfires brought total liabilities to over and above the threshold where some insurers shared losses with investors on an annual aggregate basis.

      That said, after the difficult start, the full six-month period ended up with relatively few major natural disasters in total, leading to limited insurance losses and allowing the ILS market to stabilize and recover from its poor performance of mid-to-late 2017. Performance of ILS improved with the turn of the calendar into 2018, as the Atlantic hurricane season ended and we entered a seasonally quiet time for global weather. With the exception of two windstorms in Europe that combined to cause approximately two to four billion euro worth of damage, meteorological events played a limited role in the ILS market over the final four months of the period, and there was little or no major earthquake activity.

      In the improved environment, the Fund, after turning in negative performance in November and December 2017, posted a gain of 2.34% in the interval between January and April 2018, and finished the six-month period with a positive return of 1.65% .

Q What trends did you see in terms of premiums in the ILS market during the six-month period ended April 30, 2018?

A Premium income comes from proceeds derived from reinsurance contracts sponsored by property-and-casualty reinsurance companies. The contracts allow investors such as the Fund to participate in both the risks and potential rewards associated with major claims events, most commonly arising from natural disasters.

      Going into 2017, the absence of major losses from catastrophic events had allowed insurance and reinsurance companies to build up capital. As a result, premium income from contracts between insurers and investors declined over that time frame. More recently, however, there has been some stabilization in the market as the rate of decline in premiums has slowed significantly. We saw pricing improvements in several segments of the ILS market, including peak zone perils -- or specific areas that are susceptible to a certain type of natural disaster -- and programs that incurred material losses in 2017. We are cautiously optimistic that the rate improvements can continue. More importantly, even modest rate increases can potentially translate into meaningfully higher returns for ILS.

                       Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 5

Q What trends did you see with regard to investor demand for ILS during the six-month period ended April 30, 2018?

A Due to stretched valuations in many traditional asset classes, along with concerns surrounding increased correlations among various segments of the financial markets, more investors have allocated capital to the ILS sector, despite the unusual number of loss events in 2017. According to the reinsurance broker Guy Carpenter & Company, estimated dedicated reinsurance capital grew by 2% in 2017, even with the significant catastrophe losses that year. Not only did the market demonstrate resilience, with no notable capital withdrawal, but the reduced valuations from the challenging year appeared to attract demand for ILS from opportunistic investors. Reinsurance risk remains attractive to investors due to the low correlation of the asset class with other financial asset classes. In addition, ILS investments lack the interest-rate sensitivity that weighed heavily on other segments of the global fixed-income market over the past six months.

Q Did you invest the Fund in any derivative securities during the six-month period ended April 30, 2018? If so, did they have any impact on performance?

A We invested the portfolio in some forward foreign currency contracts in an attempt to hedge the portfolio's risk of having exposure to investments denominated in non-U.S. dollar currencies. The contracts had no material impact on the Fund's performance.

Q What factors affected the Fund's distributions to shareholders six-month period ended April 30, 2018?

A The Fund does not distribute income monthly. Rather, distributions are determined each year based on the premiums earned from the portfolio's investments during the previous 12 months. In December 2017, the Fund paid a dividend** of $0.1363 per share, based on the premiums earned from investments during the previous 12 months. The distribution compares with the December 2016 dividend of $1.0126 per share.

** Dividends are not guaranteed.

6 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

Q     What is your investment outlook for insurance-linked securities?

A As always, we believe it is important to keep in mind that the factors influencing the ILS market are unpredictable and therefore cannot be assessed using traditional methods of securities analysis. With that said, we believe our investment strategies of attempting to keep the portfolio well diversified*** across different regions and perils, focusing on sponsor quality and deal structure, and seeking to avoid the riskiest parts of the ILS market helped limit the impact of last year's insurance losses on Fund performance. We continue striving to add value to the Fund through our security selection process and rigorous attention to sourcing investments with attractive yields, while prudently managing the portfolio's risk profile.

Please refer to the Schedule of Investments on pages 13--20 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.

The Fund is not a complete investment program.

The Fund invests primarily in insurance-linked securities ("ILS"), which are high-yield debt securities that involve a high degree of risk.

The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund's outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund's shares should be considered illiquid.

Insurance-linked securities may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds). The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.

*** Diversification does not assure a profit nor protect against loss.

                       Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 7

Event-linked bonds may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund may also invest in structured reinsurance investments or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business (known as "quota share" instruments or "reinsurance sidecars"). Investors participate in the premiums and losses associated with these underlying contracts, into which the Fund has limited transparency.

The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.

Certain securities, including ILS, structured reinsurance investments and derivatives, may be impossible or difficult to purchase, sell, or unwind. Such securities and derivatives also may be difficult to value.

The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates and lack of liquidity in the bond market.

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in floating-rate loans and similar instruments which may be illiquid or less liquid than other investments. The value of any collateral can decline or be insufficient to meet the issuer's obligations.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

8 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund's performance. Derivatives may have a leveraging effect.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully. There is no assurance that these and other strategies used by the Fund will be successful.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 9

Portfolio Summary | 4/30/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Reinsurance Sidecars                                                       69.3%
Catastrophe Linked Bonds                                                   10.5%
Collateralized Reinsurance                                                 20.2%

Sector Diversification by Risk*
--------------------------------------------------------------------------------
(As a percentage of total investments)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Worldwide Multiperil                                                       72.9%
U.S. Multiperil                                                            16.7%
U.S. Regional Multiperil                                                    1.9%
U.S. Regional Windstorms                                                    1.8%
Florida Windstorms                                                          1.5%
Japan Earthquakes                                                           0.7%
Worldwide Pandemic                                                          0.7%
Massachusetts Windstorms                                                    0.6%
Texas Windstorms                                                            0.5%
Japan Multiperil                                                            0.5%
California Earthquakes                                                      0.4%
Massachusetts Multiperil                                                    0.4%
U.S. Regional Earthquakes                                                   0.2%
Australia Multiperil                                                        0.2%
Louisiana Multiperil                                                        0.2%
Mexico Windstorms                                                           0.2%
Worldwide Windstorms                                                        0.2%
Chile Earthquakes                                                           0.1%
Colombia Earthquakes                                                        0.1%
Peru Earthquakes                                                            0.1%
U.S. Multistate Windstorms                                                  0.1%
U.S. Earthquakes                                                           0.0%+
Mexico Earthquakes                                                         0.0%+
North Carolina Windstorms                                                  0.0%+

+ Amount rounds to less than 0.1% .

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Merion Re 2018-2 , Variable Rate Notes, 12/31/21                       5.78%
--------------------------------------------------------------------------------
 2. Gullane Re 2018, Variable Rate Notes, 12/31/21                         5.41
--------------------------------------------------------------------------------
 3. Woburn Re 2018, Variable Rate Notes, 12/31/21                          5.05
--------------------------------------------------------------------------------
 4. Versutus Re 2018, Variable Rate Notes, 12/31/21                        4.37
--------------------------------------------------------------------------------
 5. Harambee Re 2018, Variable Rate Notes, 12/31/21                        4.16
--------------------------------------------------------------------------------
 6. Viribus Re 2018, Variable Rate Notes, 12/31/21                         3.53
--------------------------------------------------------------------------------
 7. Pangaea Re 2017-3, Variable Rate Notes, 5/31/22                        3.25
--------------------------------------------------------------------------------
 8. Eden Re II, Variable Rate Notes, 3/22/22 (144A)                        3.16
--------------------------------------------------------------------------------
 9. Thopas Re 2018, Variable Rates Notes, 12/31/21                         3.02
--------------------------------------------------------------------------------
10. Lorenz Re, 2017, Variable Rate Notes, 3/31/20                          2.93
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

Prices and Distributions | 4/30/18

Net Asset Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  4/30/18            10/31/17
--------------------------------------------------------------------------------
    Net Asset Value               $9.61              $9.59
--------------------------------------------------------------------------------

Distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Short-Term           Long-Term
                          Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
11/1/17 -- 4/30/18        $0.1363             $ --                 $ --
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

Index Definition
--------------------------------------------------------------------------------
The ICE Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" chart appearing on page 12.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 11

Performance Update | 4/30/18

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the ICE Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index.

Average Annual Total Returns
(As of April 30, 2018)
--------------------------------------------------------------------------------
                         Net         ICE BofA ML
                         Asset       3-Month
                         Value       U.S. Treasury
Period                   (NAV)       Bill Index
--------------------------------------------------------------------------------
Life of Fund
(12/22/2014)             3.93%       0.51%
1 Year                  -6.53        1.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
              Gross          Net
--------------------------------------------------------------------------------
              2.00%          1.99%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                             ICE BofA ML 3-Month
             Pioneer ILS Interval Fund       U.S. Treasury Bill Index
12/14        $10,000                         $10,000
4/15         $10,110                         $10,001
4/16         $11,227                         $10,015
4/17         $12,177                         $10,055
4/18         $11,381                         $10,173

Call 1-844-391-3034 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. Because the Fund is new, it may not be fully invested and/or it may have a larger cash allocation, both of which may have an impact on performance. All results are historical and assume the reinvestment of dividends and capital gains.

The Fund has no sales charges. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

Schedule of Investments | 4/30/18 (unaudited)

--------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                       Value
--------------------------------------------------------------------------------------------------
                          UNAFFILIATED ISSUERS -- 100.3%
                          CORPORATE BONDS -- 100.3% of Net Assets
                          INSURANCE -- 100.3%
                          Reinsurance -- 100.3%
     2,000,000+(a)(b)     Ailsa Re 2017, Variable Rate Notes, 6/15/18                $  1,998,400
     2,250,000(c)         Akibare Re, 4.198% (3 Month USD LIBOR +
                          190 bps), 4/7/22 (144A) (Cat Bond)                            2,258,775
     1,500,000(c)         Akibare Re, 4.198% (3 Month USD LIBOR +
                          190 bps), 4/7/22 (144A) (Cat Bond)                            1,505,550
     3,600,000(c)         Alamo Re, 5.557% (3 Month U.S. Treasury Bill +
                          375 bps), 6/8/20 (144A) (Cat Bond)                            3,660,120
     2,100,000+(a)(b)     Arlington Re 2015, Variable Rate Notes, 8/1/18                  102,060
     6,500,000+(a)(b)     Arlington Re 2016, Variable Rate Notes, 8/31/18                 848,250
     5,299,000+(a)(b)     Berwick Re 2017, Variable Rate Notes, 2/1/19                    350,794
    23,181,708+(a)(b)     Berwick Re 2018, Variable Rate Notes, 12/31/21               23,566,524
    12,600,000+(a)(b)     Blue Lotus Re 2018, Variable Rate Notes, 12/31/21            13,077,540
     5,110,275+(a)(b)     Brotherhood Mutual Insurance Re, Variable Rate
                          Notes, 12/31/20                                               5,335,127
     1,250,000(c)         Buffalo Re, 4.641% (6 Month USD LIBOR + 325 bps),
                          4/7/20 (144A) (Cat Bond)                                      1,247,000
     1,000,000(c)         Buffalo Re, 8.141% (6 Month USD LIBOR + 675 bps),
                          4/7/20 (144A) (Cat Bond)                                      1,001,900
       250,000(c)         Caelus Re IV, 7.297% (3 Month U.S. Treasury Bill +
                          549 bps), 3/6/20 (144A) (Cat Bond)                              255,250
     2,000,000+(a)(b)     Carnoustie Re 2015, Variable Rate Notes, 7/1/18                  40,800
     5,000,000+(a)(b)     Carnoustie Re 2016, Variable Rate Notes, 11/30/20               541,000
    12,500,000+(a)(b)     Carnoustie Re 2017, Variable Rate Notes, 11/30/21             3,767,500
    19,406,338+(a)(b)     Carnoustie Re 2018, Variable Rate Notes, 12/31/21            19,809,990
     1,750,000(c)         Casablanca Re, 6.508%, 6/4/20 (Cat Bond)                      1,760,150
    14,673,432+(a)(b)     Castle Stuart Re, Variable Rate Notes, 12/1/21               14,764,407
     1,000,000(c)         Citrus Re, 9.547% (3 Month U.S. Treasury Bill +
                          774 bps), 2/25/19 (144A) (Cat Bond)                           1,001,000
    10,000,000+(a)(b)     Clarendon Re 2018, Variable Rate Notes, 1/15/19               8,782,000
     4,350,000(c)         Cranberry Re, 4.073% (6 Month USD LIBOR +
                          200 bps), 7/13/20 (144A) (Cat Bond)                           4,393,500
       250,000(c)         Cranberry Re, 5.707% (3 Month U.S. Treasury
                          Bill + 390 bps), 7/6/18 (144A) (Cat Bond)                       249,925
     4,537,500+(a)(b)     Cyprus Re 2017, Variable Rate Notes,, 1/10/19                 2,076,360
     6,450,000+(a)(b)     Dartmouth Re 2018, Variable Rate Notes, 1/15/19               5,269,005
     3,000,000+(a)(b)     Denning Re 2017, Variable Rate Notes, 8/15/18                 2,999,100
         6,091+(a)(b)     Eden Re II, Variable Rate Notes, 4/23/19 (144A)                 431,095
     2,950,000+(a)(b)     Eden Re II, Variable Rate Notes, 3/22/21 (144A)               2,077,390
     2,544,175+(a)(b)     Eden Re II, Variable Rate Notes, 3/22/21 (144A)               1,778,378
    16,911,337+(a)(b)     Eden Re II, Variable Rate Notes, 3/22/22 (144A)              17,411,913
     8,000,000+(a)(b)     Eden Re II, Variable Rate Notes, 3/22/22 (144A)               8,236,800
       500,000(c)         First Coast Re 2016, 5.717% (3 Month U.S. Treasury
                          Bill + 391 bps), 6/7/19 (144A) (Cat Bond)                       501,850

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 13

--------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                       Value
--------------------------------------------------------------------------------------------------
                          Reinsurance -- (continued)
     1,000,000(c)         Fortius Re, 5.208% (6 Month USD LIBOR +
                          375 bps), 7/7/21 (144A) (Cat Bond)                         $    996,800
       500,000(c)         Galilei Re, 6.968% (6 Month USD LIBOR +
                          545 bps), 1/8/20 (144A) (Cat Bond)                              502,000
       250,000(c)         Galilei Re, 6.988% (6 Month USD LIBOR +
                          545 bps), 1/8/21 (144A) (Cat Bond)                              253,125
       500,000(c)         Galilei Re, 8.048% (6 Month USD LIBOR +
                          653 bps), 1/8/20 (144A) (Cat Bond)                              504,850
     1,250,000(c)         Galilei Re, 8.068% (6 Month USD LIBOR +
                          653 bps), 1/8/21 (144A) (Cat Bond)                            1,265,125
       750,000(c)         Galilei Re, 9.928% (6 Month USD LIBOR +
                          841 bps), 1/8/20 (144A) (Cat Bond)                              754,425
       500,000(c)         Galilei Re, 9.948% (6 Month USD LIBOR +
                          841 bps), 1/8/21 (144A) (Cat Bond)                              503,250
       500,000(c)         Galilei Re, 15.398% (6 Month USD LIBOR +
                          1,388 bps), 1/8/20 (144A) (Cat Bond)                            494,450
       500,000(c)         Galilei Re, 15.418% (6 Month USD LIBOR +
                          1,388 bps), 1/8/21 (144A) (Cat Bond)                            498,850
       250,000(c)         Galileo Re, 9.109% (3 Month USD LIBOR +
                          750 bps), 11/6/20 (144A) (Cat Bond)                             251,450
       750,000(c)         Galileo Re, 10.747% (3 Month U.S. Treasury Bill +
                          894 bps), 1/8/19 (144A) (Cat Bond)                              745,200
     1,250,000(c)         Galileo Re, 15.317% (3 Month U.S. Treasury Bill +
                          1,351 bps), 1/8/19 (144A) (Cat Bond)                          1,253,625
     7,000,000+(a)(b)     Gleneagles Re 2016, Variable Rate Notes, 11/30/20               820,400
    19,900,000+(a)(b)     Gleneagles Re 2017, Variable Rate Notes, 11/30/21            14,150,890
    21,917,000+(a)(b)     Gleneagles Re 2018, Variable Rate Notes, 12/31/21            22,556,976
     7,880,000+(a)(b)     Gloucester Re 2018, Variable Rate Notes, 1/15/19              5,749,248
    45,045,450+(a)(b)     Gullane Re 2018, Variable Rate Notes, 12/31/21               43,959,855
    33,700,000+(a)(b)     Harambee Re 2018, Variable Rate Notes, 12/31/21              33,831,430
     1,000,000(c)         Integrity Re, 2.582% (3 Month USD LIBOR +
                          50 bps), 6/10/22 (144A) (Cat Bond)                              999,600
     1,250,000(c)         Integrity Re, 5.322% (6 Month USD LIBOR +
                          325 bps), 6/10/20 (144A) (Cat Bond)                           1,246,375
       500,000(c)         International Bank for Reconstruction &
                          Development, 4.093% (3 Month USD LIBOR +
                          250 bps), 2/15/21 (144A) (Cat Bond)                             497,335
       500,000(c)         International Bank for Reconstruction &
                          Development, 4.593% (3 Month USD LIBOR +
                          300 bps), 2/15/21 (144A) (Cat Bond)                             497,370
     1,000,000(c)         International Bank for Reconstruction &
                          Development, 7.593% (3 Month USD LIBOR +
                          600 bps), 2/15/21 (144A) (Cat Bond)                             994,940
       600,000(c)         International Bank for Reconstruction &
                          Development, 7.626% (6 Month USD LIBOR +
                          590 bps), 12/20/19 (144A) (Cat Bond)                            599,940

The accompanying notes are an integral part of these financial statements.

14 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                       Value
--------------------------------------------------------------------------------------------------
                          Reinsurance -- (continued)
     2,300,000(c)         International Bank for Reconstruction &
                          Development, 9.187% (6 Month USD LIBOR +
                          690 bps), 7/15/20 (144A) (Cat Bond)                        $  2,299,931
       500,000(c)         International Bank for Reconstruction &
                          Development, 9.841% (3 Month USD LIBOR +
                          825 bps), 2/14/20 (144A) (Cat Bond)                             499,460
     1,250,000(c)         International Bank for Reconstruction &
                          Development, 11.026% (6 Month USD LIBOR +
                          930 bps), 12/20/19 (144A) (Cat Bond)                          1,249,762
     3,050,000(c)         International Bank for Reconstruction &
                          Development, 13.126% (6 Month USD LIBOR +
                          1,150 bps), 7/15/20 (144A) (Cat Bond)                         3,047,865
     3,000,000(c)         Kendall Re, 7.452% (3 Month USD LIBOR +
                          525 bps), 5/6/21 (144A) (Cat Bond)                            3,000,900
     4,064,752+(a)(b)     Kilarney Re 2018, Variable Rate Notes, 4/15/19                4,190,759
     2,500,000(c)         Kilimanjaro II Re, 7.902% (6 Month USD LIBOR +
                          572 bps), 4/20/21 (144A) (Cat Bond)                           2,552,750
       750,000(c)         Kilimanjaro II Re, 7.922% (6 Month USD LIBOR +
                          572 bps), 4/21/22 (144A) (Cat Bond)                             769,275
     3,000,000(c)         Kilimanjaro II Re, 9.322% (6 Month USD LIBOR +
                          714 bps), 4/20/21 (144A) (Cat Bond)                           3,032,700
     1,000,000(c)         Kilimanjaro II Re, 9.622% (6 Month USD LIBOR +
                          714 bps), 4/21/22 (144A) (Cat Bond)                           1,009,700
     3,300,000(c)         Kilimanjaro II Re, 11.672% (6 Month USD LIBOR +
                          949 bps), 4/20/21 (144A) (Cat Bond)                           3,325,410
       350,000(c)         Kilimanjaro Re, 5.557% (3 Month U.S. Treasury Bill +
                          375 bps), 11/25/19 (144A) (Cat Bond)                            352,695
     4,100,000(c)         Kilimanjaro Re, 6.809% (3 Month USD LIBOR +
                          465 bps), 5/6/22 (144A) (Cat Bond)                            4,100,000
     1,850,000(c)         Kilimanjaro Re, 8.557% (3 Month U.S. Treasury Bill +
                          675 bps), 12/6/19 (144A) (Cat Bond)                           1,847,225
     1,850,000(c)         Kilimanjaro Re, 11.057% (3 Month U.S. Treasury Bill +
                          925 bps), 12/6/19 (144A) (Cat Bond)                           1,848,520
       500,000(c)         Kilimanjaro Re, 14.616% (3 Month USD LIBOR +
                          1,250 bps), 5/6/22 (144A) (Cat Bond)                            500,000
    10,000,000+(a)(b)     Kingsbarns Re 2017, Variable Rate Notes, 5/15/18              6,873,000
     2,000,000(c)         Kizuna Re II, 3.682% (3 Month U.S. Treasury Bill +
                          188 bps), 4/11/23 (144A) (Cat Bond)                           2,001,000
     1,250,000(c)         Kizuna Re II, 4.307% (3 Month U.S. Treasury Bill +
                          250 bps), 4/11/23 (144A) (Cat Bond)                           1,250,750
     2,274,000+(a)(b)     Lahinch Re 2017, Variable Rate Notes, 5/10/22                    76,179
       750,000+(a)(b)     Limestone Re, Variable Rate Notes 8/31/21                       720,750
     1,750,000+(a)(b)     Limestone Re, Variable Rate Notes, 8/31/21                    1,681,750
       350,000(c)         Long Point Re III, 3.5% (ZERO + 350 bps), 5/23/18
                          (144A) (Cat Bond)                                               347,865
     6,000,000+(a)(b)     Lorenz Re 2016, Variable Rate Notes, 3/31/19                     81,600
    27,480,000+(a)(b)     Lorenz Re 2017, Variable Rate Notes, 3/31/20                 23,841,648

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 15

--------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                       Value
--------------------------------------------------------------------------------------------------
                          Reinsurance -- (continued)
     4,000,000+(a)(b)     Madison Re 2016, Variable Rate Notes, 3/31/19              $    254,000
     9,006,108+(a)(b)     Madison Re 2017, Variable Rate Notes, 12/31/19                2,376,712
    20,980,295+(a)(b)     Madison Re 2018, Variable Rate Notes, 12/31/21               21,670,547
     4,500,000+(a)(b)     Maidstone Re 2018, Variable Rate Notes, 1/15/19               4,063,500
    10,380,000+(a)(b)     Merion Re 2018-1, Variable Rate Notes, 12/31/21               9,050,322
    44,514,882+(a)(b)     Merion Re 2018-2 , Variable Rate Notes, 12/31/21             46,963,201
     2,000,000(c)         Merna Re, 3.807% (3 Month U.S. Treasury Bill +
                          200 bps), 4/8/21 (144A) (Cat Bond)                            2,000,000
     1,050,000(c)         Nakama Re, 4.28% (6 Month USD LIBOR +
                          220 bps), 10/13/21 (144A) (Cat Bond)                          1,062,600
     1,750,000(c)         Nakama Re, 4.846% (3 Month USD LIBOR +
                          300 bps), 4/13/23 (144A) (Cat Bond)                           1,762,425
     4,700,000+(a)(b)     NCM Re 2018, Variable Rate Notes, 12/31/21                    4,807,630
     2,350,000+(a)(b)     Oakmont Re 2017, Variable Rate Notes, 4/15/19                 2,160,590
     6,002,500+(a)(b)     Oakmont Re 2017, Variable Rate Notes, 4/15/19                 5,503,092
    15,350,000+(a)(b)     Old Head Re 2018, Variable Rate Notes, 12/31/21              13,119,645
     6,600,000+(a)(b)     Oyster Bay Re 2018, Variable Rate Notes, 1/15/19              6,023,160
     2,000,000+(a)(b)     Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                    4,103
     6,000,000+(a)(b)     Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                 46,318
     5,220,000+(a)(b)     Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                 49,838
    20,000,000+(a)(b)     Pangaea Re 2016-2, Variable Rate Notes, 11/30/20              1,316,000
    17,000,000+(a)(b)     Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                267,156
    33,250,000+(a)(b)     Pangaea Re 2017-3, Variable Rate Notes, 5/31/22              26,393,115
    12,750,000+(a)(b)     Pangaea Re 2018-1, Variable Rate Notes, 12/31/21             13,397,700
     1,250,000(c)         Pelican IV Re, 4.308% (3 Month USD LIBOR +
                          225 bps), 5/7/21 (144A) (Cat Bond)                            1,251,375
       250,000(c)         PennUnion Re, 6.307% (3 Month U.S. Treasury Bill +
                          450 bps), 12/7/18 (144A) (Cat Bond)                             249,350
     5,500,405+(a)(b)     Portrush Re 2017, Variable Rate Notes, 6/15/18                5,123,077
     2,000,000+(a)(b)     Prestwick Re 2015, Variable Rate Notes, 7/1/18                   34,000
       800,000(c)         Queen Street X Re, 7.557% (3 Month U.S. Treasury
                          Bill + 575 bps), 6/8/18 (144A) (Cat Bond)                       800,160
       500,000(c)         Queen Street XI Re, 7.957% (3 Month U.S. Treasury
                          Bill + 615 bps), 6/7/19 (144A) (Cat Bond)                       507,600
       250,000(c)         Residential Reinsurance 2015, 8.757% (3 Month U.S.
                          Treasury Bill + 695 bps), 12/6/19 (144A) (Cat Bond)             251,025
       650,000(c)         Residential Reinsurance 2016, 5.737% (3 Month U.S.
                          Treasury Bill + 393 bps), 12/6/20 (144A) (Cat Bond)             647,010
       500,000(c)         Residential Reinsurance 2016, 7.177% (3 Month U.S.
                          Treasury Bill + 537 bps), 12/6/20 (144A) (Cat Bond)             494,750
     1,250,000(c)         Residential Reinsurance 2016, 13.357% (3 Month U.S.
                          Treasury Bill + 1,155 bps), 6/6/20 (144A) (Cat Bond)            292,125
       250,000(c)         Residential Reinsurance 2017, 14.307% (3 Month U.S.
                          Treasury Bill + 1,250 bps), 12/6/21 (144A) (Cat Bond)           248,400
     5,000,000+(a)(b)     Resilience Re, Variable Rate Notes, 4/1/18                    3,777,500

The accompanying notes are an integral part of these financial statements.

16 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

--------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                       Value
--------------------------------------------------------------------------------------------------
                          Reinsurance -- (continued)
     7,350,000+(a)(b)     Resilience Re, Variable Rate Notes,, 6/4/18                $  7,383,075
     4,100,000+(a)(b)     Resilience Re, Variable Rate Notes, 5/1/19                    3,669,500
     5,880,000+(a)(b)     Resilience Re, Variable Rate Notes,, 1/8/19                   5,573,064
       400,000+(a)(b)     Resilience Re, Variable Rate Notes, 1/8/19 (144A)               400,000
     2,100,000+(a)(b)     Resilience Re, Variable Rate Notes, 1/8/19 (144A)             2,100,000
    10,000,000+(a)(b)     Resilience Re, Variable Rate Notes,, 4/8/19                   9,085,000
     3,062,750+(a)(b)     Riviera Re 2017, Variable Rate Notes, 4/15/19                 2,845,601
    10,171,800+(a)(b)     Riviera Re 2018, Variable Rate Notes, 4/15/19                 9,159,504
AUD  2,597,500+(a)(b)     RW0011 Re, Variable Rate Notes,, 7/15/18                      1,940,661
       650,000(c)         Sanders Re, 2.96% (3 Month U.S. Treasury Bill +
                          296 bps), 5/25/18 (144A) (Cat Bond)                             649,870
       250,000(c)         Sanders Re, 3.25% (3 Month U.S. Treasury Bill +
                          325 bps), 5/25/18 (144A) (Cat Bond)                             249,850
     4,800,000(c)         Sanders Re, 4.514% (6 Month USD LIBOR +
                          300 bps), 12/6/21 (144A) (Cat Bond)                           4,813,920
     2,700,000(c)         Sanders Re, 5.324% (6 Month USD LIBOR +
                          325 bps), 6/5/20 (144A) (Cat Bond)                            2,718,360
     2,324,985+(a)(b)     Sector Re V, Variable Rate Notes, 3/1/23                      2,324,985
     4,049,949+(a)(b)     Sector Re V, Variable Rate Notes, 3/1/23                      4,049,949
       800,000+(a)(b)     Sector Re V, Series 6, Class C, Variable Rate
                          Notes, 12/1/21 (144A)                                           212,160
     5,550,000+(a)(b)     Sector Re V, Series 6, Class C, Variable Rate
                          Notes, 12/1/21 (144A)                                         1,471,860
     2,250,000+(a)(b)     Sector Re V, Series 6, Class D, Variable Rate
                          Notes, 12/1/21 (144A)                                           598,050
     1,260,040+(a)(b)     Sector Re V, Series 7, Class A, Variable Rate
                          Notes, 3/1/22 (144A)                                          1,184,438
     1,440,011+(a)(b)     Sector Re V, Series 7, Class B, Variable Rate
                          Notes, 3/1/22 (144A)                                          1,353,610
     9,000,000+(a)(b)     Sector Re V, Series 7, Class C, Variable Rate
                          Notes, 12/1/22 (144A)                                         9,143,100
     9,000,000+(a)(b)     Sector Re V, Series 7, Class C, Variable Rate
                          Notes, 12/1/22 (144A)                                         9,143,100
       425,004+(a)(b)     Sector Re V, Series 7, Class F, Variable Rate
                          Notes, 3/1/22 (144A)                                            352,668
     1,900,011+(a)(b)     Sector Re V, Series 7, Class G, Variable Rate
                          Notes, 3/1/22 (144A)                                          1,576,629
     2,700,051+(a)(b)     Sector Re V, Series 8, Class A, Variable Rate
                          Notes, 3/1/23                                                 2,700,051
     8,650,072+(a)(b)     Sector Re V, Series 8, Class F, Variable Rate
                          Notes, 3/1/23                                                 8,650,072
    13,800,000+(a)(b)     Seminole Re 2018, Variable Rate Notes, 1/15/19               12,373,080
     6,935,000+(a)(b)     Shinnecock Re 2017, Variable Rate Notes, 6/15/18              6,900,325
     2,000,000+(a)(b)     Silverton Re, Variable Rate Notes, 9/17/18 (144A)                16,200
     4,750,000+(a)(b)     Silverton Re, Variable Rate Notes, 9/16/19 (144A)             1,805,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 17

--------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                       Value
--------------------------------------------------------------------------------------------------
                          Reinsurance -- (continued)
     2,250,000(c)         Spectrum Capital, 7.661% (6 Month USD LIBOR +
                          575 bps), 6/8/21 (144A) (Cat Bond)                         $  2,225,025
     5,000,000+(a)(b)     St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19            1,012,000
    10,054,000+(a)(b)     St. Andrews Re 2017-3, Variable Rate Notes, 6/30/21           8,646,440
     7,760,968+(a)(b)     St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19            8,524,647
       250,000(c)         Tailwind Re 2017-1, 10.807% (3 Month U.S. Treasury
                          Bill + 900 bps), 1/8/22 (144A) (Cat Bond)                       251,925
    24,000,000+(a)(b)     Thopas Re 2018, Variable Rates Notes, 12/31/21               24,573,600
       350,000(c)         Tramline Re II, 10.057% (3 Month U.S. Treasury Bill +
                          825 bps), 1/4/19 (144A) (Cat Bond)                              351,015
       300,000(c)         Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19
                          (144A) (Cat Bond)                                               299,820
       250,000(c)         Ursa Re, 5.307% (3 Month U.S. Treasury Bill +
                          350 bps), 5/27/20 (144A) (Cat Bond)                             250,000
       250,000(c)         Ursa Re, 7.807% (3 Month U.S. Treasury Bill +
                          600 bps), 5/27/20 (144A) (Cat Bond)                             252,125
    10,000,000+(a)(b)     Versutus Re 2016-1, Variable Rate Notes, 11/30/20                82,000
    20,000,000+(a)(b)     Versutus Re 2017, Variable Rate Notes, 11/30/21               1,380,000
    35,000,000+(a)(b)     Versutus Re 2018, Variable Rate Notes, 12/31/21              35,486,500
    27,500,000+(a)(b)     Viribus Re 2018, Variable Rate Notes, 12/31/21               28,704,500
     8,850,000+(a)(b)     Wentworth Re 2017, Variable Rate Notes, 7/13/18               8,665,920
     5,700,000+(a)(b)     Wentworth Re 2018, Variable Rate Notes, 12/31/21              5,132,850
    40,058,000+(a)(b)     Woburn Re 2018, Variable Rate Notes, 12/31/21                41,059,450
                                                                                     ------------
                          Total Insurance                                            $812,837,981
--------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS
                          (Cost $819,172,202)                                        $812,837,981
--------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.3%
                          (Cost $819,172,202)                                        $812,837,981
--------------------------------------------------------------------------------------------------
                          OTHER ASSETS AND LIABILITIES -- (0.3)%                     $ (2,607,854)
--------------------------------------------------------------------------------------------------
                          NET ASSETS -- 100.0%                                       $810,230,127
==================================================================================================

bps        Basis Point.

LIBOR      London Interbank Offered Rate.

ZERO       Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2018, the value of these securities amounted to $142,890,509, or 17.6% of net assets.

(Cat Bond) Catastrophe or event-linked bond. At April 30, 2018, the value of these securities amounted to $85,358,268, or 10.5% of net assets. See Notes to Financial Statements -- Note 1G.

+ Securities that used significant unobservable inputs to determine their value.

The accompanying notes are an integral part of these financial statements.

18 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

(a) Structured reinsurance investment. At April 30, 2018, the value of these securities amounted to $727,479,713, or 89.8% of net assets. See Notes to Financial Statements -- Note 1G.

(b)        Rate to be determined.

(c) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2018.


FORWARD FOREIGN CURRENCY CONTRACT

-------------------------------------------------------------------------------------------
            In
Currency    Exchange    Currency                                  Settlement   Unrealized
Purchased   for         Sold       Deliver       Counterparty     Date         Appreciation
-------------------------------------------------------------------------------------------
USD         1,962,789   AUD        (2,557,500)   JPMorgan Chase   7/11/18      $36,449
                                                 Bank NA
-------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACT                                        $36,449
===========================================================================================

Principal amounts are denominated in U.S. dollars unless otherwise noted. AUD -- Australian Dollar

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2018 were as follows:

----------------------------------------------------------------------------
                                  Purchases           Sales
----------------------------------------------------------------------------
Long-Term U.S. Government         $         --        $         --
Other Long-Term Securities        $442,512,291        $135,569,209

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $11,668,936 and $2,125,637, respectively, resulting in a gain of $20,897.

At April 30, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $828,958,096 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                                 $  22,855,426
        Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                   (38,939,092)
                                                                                     -------------
        Net unrealized depreciation                                                  $ (16,083,666)
                                                                                     =============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

      Level 1 -  quoted prices in active markets for identical securities.

      Level 2 -  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements --
                 Note 1A.

      Level 3--  significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 19

The following is a summary of the inputs used as of April 30, 2018, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------------
                                     Level 1      Level 2           Level 3           Total
--------------------------------------------------------------------------------------------------
Corporate Bonds
  Insurance
    Reinsurance                      $   --       $85,358,268       $727,479,713      $812,837,981
--------------------------------------------------------------------------------------------------
Total Investments in Securities      $   --       $85,358,268       $727,479,713      $812,837,981
==================================================================================================
Other Financial Instruments
  Unrealized appreciation
    on forward foreign
    currency contracts               $   --       $    36,449       $         --      $     36,449
--------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments              $   --       $    36,449       $         --      $     36,449
==================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                             Corporate
                                                             Bonds
--------------------------------------------------------------------------------
Balance as of 10/31/17                                       $ 288,033,661
Realized gain (loss)(1)                                         (1,730,123)
Changed in unrealized appreciation/(depreciation)(2)            10,674,859
Accrued discounts/premiums                                         175,237
Purchases                                                      550,953,836
Sales                                                         (120,627,757)
Transfers in to Level 3*                                                --
Transfers out of Level 3*                                               --
--------------------------------------------------------------------------------
Balance as of 4/30/18                                        $ 727,479,713
================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended April 30, 2018 there were no transfers between Levels 1, 2 and 3.


      Net change in unrealized appreciation of Level 3 investments still held
      and considered Level 3 at April 30, 2018:                                     $12,358,123
                                                                                    -----------

The accompanying notes are an integral part of these financial statements.

20 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

Statement of Assets and Liabilities | 4/30/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $819,172,202)               $ 812,837,981
  Foreign currencies, at value (cost $5,519)                                              5,412
  Receivables --
     Fund shares sold                                                                    35,000
     Interest                                                                           511,386
  Unrealized appreciation on forward foreign currency contracts                          36,449
  Other assets                                                                           42,213
-----------------------------------------------------------------------------------------------
       Total assets                                                               $ 813,468,441
===============================================================================================
LIABILITIES:
  Due to custodian                                                                $     939,041
  Payables --
     Investment securities purchased                                                  1,813,210
     Trustees' fees                                                                       1,725
     Professional fees                                                                   71,114
     Transfer agent fees                                                                198,856
  Due to affiliates                                                                     188,091
  Accrued expenses                                                                       26,277
-----------------------------------------------------------------------------------------------
       Total liabilities                                                          $   3,238,314
===============================================================================================
NET ASSETS:
  Paid-in capital                                                                 $ 828,698,797
  Distributions in excess of net investment income                                   (7,715,092)
  Accumulated net realized loss on investments                                       (4,455,699)
  Net unrealized depreciation on investments                                         (6,297,879)
-----------------------------------------------------------------------------------------------
       Net assets                                                                 $ 810,230,127
===============================================================================================
NET ASSET VALUE PER SHARE:
No par value
  Based on $810,230,127/84,314,123 shares                                         $        9.61
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 21

Statement of Operations (unaudited)

For the Six Months Ended 4/30/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $12,592)                                            $ 8,574,158
-----------------------------------------------------------------------------------------------
     Total investment income                                                        $ 8,574,158
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $ 5,592,273
  Administrative expense                                              137,708
  Transfer agent fees                                                 311,413
  Shareholder communications expense                                   73,907
  Custodian fees                                                        7,643
  Registration fees                                                    19,326
  Professional fees                                                    97,007
  Printing expense                                                     16,712
  Pricing fees                                                          3,175
  Trustees' fees                                                       11,821
  Insurance expense                                                     2,839
  Miscellaneous                                                        12,637
-----------------------------------------------------------------------------------------------
     Total expenses                                                                 $ 6,286,461
-----------------------------------------------------------------------------------------------
       Net investment income                                                        $ 2,287,697
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                          $(2,471,288)
     Forward foreign currency contracts                              (199,336)
     Other assets and liabilities denominated
       in foreign currencies                                          (11,778)      $(2,682,402)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                          $14,359,519
     Forward foreign currency contracts                               (44,445)
     Other assets and liabilities denominated
       in foreign currencies                                              (82)      $14,314,992
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                            $11,632,590
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $13,920,287
===============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           4/30/18                 Year Ended
                                                           (unaudited)             10/31/17
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                               $  2,287,697            $  7,342,733
Net realized gain (loss) on investments                      (2,682,402)             (1,189,538)
Change in net unrealized appreciation (depreciation)
  on investments                                             14,314,992             (30,815,094)
------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                     $ 13,920,287            $(24,661,899)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
     ($0.14 and $1.01 per share, respectively)             $ (5,104,397)           $(14,028,240)
------------------------------------------------------------------------------------------------
       Total distributions to shareowners                  $ (5,104,397)           $(14,028,240)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                          $484,428,201            $265,519,800
Reinvestment of distributions                                 3,373,493              10,549,101
Cost of shares repurchased                                  (45,501,501)            (39,932,112)
------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
       from Fund share transactions                        $442,300,193            $236,136,789
------------------------------------------------------------------------------------------------
     Net increase in net assets                            $451,116,083            $197,446,650
------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                        $359,114,044            $161,667,394
------------------------------------------------------------------------------------------------
End of period                                              $810,230,127            $359,114,044
------------------------------------------------------------------------------------------------
Distributions in excess of net investment income           $ (7,715,092)           $ (4,898,392)
================================================================================================

--------------------------------------------------------------------------------------------
                                 Six Months     Six Months
                                 Ended          Ended            Year           Year
                                 4/30/18        4/30/18          Ended          Ended
                                 Shares         Amount           10/31/17       10/31/17
                                 (unaudited)    (unaudited)      Shares         Amount
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTION
Shares sold                      51,316,958     $484,428,201     25,581,226     $265,519,800
Reinvestment of distributions       356,606        3,373,493      1,033,213       10,549,101
Less shares repurchased          (4,809,161)     (45,501,501)    (3,746,390)     (39,932,112)
---------------------------------------------------------------------------------------------
     Net increase                46,864,403     $442,300,193     22,868,049     $236,136,789
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 23

Statement of Cash Flows (unaudited)

For the Six Months Ended 4/30/18

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations                           $  13,920,287
-----------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
  Purchase of investment securities                                               (609,267,065)
  Proceeds from disposition and maturity of investment securities                  168,928,401
  Net accretion and amortization of discount/premium on investment securities         (177,443)
  Net realized loss on investments in unaffiliated issuers                           2,471,288
  Change in unrealized depreciation on investments in unaffiliated issuers         (14,359,519)
  Change in unrealized appreciation on forward foreign currency contracts               44,445
  Change in unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                                     107
  Increase in interest receivable                                                     (151,369)
  Increase in other assets                                                             (20,753)
  Increase in trustees' fees payable                                                       974
  Increase in due to affiliates                                                         66,491
  Increase in accrued expenses                                                          79,963
-----------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in operating activities                $(438,464,193)
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase in due to custodian                                                   $     939,041
  Proceeds from shares sold                                                        484,393,201
  Less shares repurchased                                                          (45,501,501)
  Distributions to shareowners, net of reinvestments                                (1,730,904)
-----------------------------------------------------------------------------------------------
     Net cash and net of reinvestments foreign currencies provided by
       financing activities                                                      $ 438,099,837
-----------------------------------------------------------------------------------------------
EFFECT OF FOREIGN EXCHANGE FLUCTUATIONS ON CASH:
  Effect of foreign exchange fluctuations on cash                                         (107)
-----------------------------------------------------------------------------------------------
CASH AND FOREIGN CURRENCIES:
  Beginning of the period                                                        $     369,875
-----------------------------------------------------------------------------------------------
  End of the period                                                              $       5,412
===============================================================================================
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of
  reinvestment of distributions                                                  $   3,373,493

The accompanying notes are an integral part of these financial statements.

24 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended          Year           Year        12/22/14
                                                                      4/30/18        Ended          Ended       to
                                                                      (unaudited)    10/31/17       10/31/16*   10/31/15*
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $   9.59       $  11.09       $  10.59    $ 10.00
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $   0.03       $   0.25       $   0.63    $ (0.12)
  Net realized and unrealized gain (loss) on investments                  0.13          (0.74)          0.51       0.71
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.16       $  (0.49)      $   1.14    $  0.59
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
  Net investment income                                               $  (0.14)(b)   $  (1.01)(b)   $  (0.64)   $    --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.02       $  (1.50)      $   0.50    $  0.59
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   9.61       $   9.59       $  11.09    $ 10.59
============================================================================================================================
Total return (c)                                                          1.65%(d)      (4.95)%        11.23%      5.90%(d)
Ratios of net expenses to average net assets                              1.97%(e)       2.00%          2.10%      2.10%(e)
Ratio of net investment income (loss) to average net assets               0.72%(e)       2.38%          5.93%     (1.30)%(e)
Portfolio turnover rate                                                     26%(d)         34%            29%         1%
Net assets, end of period (in thousands)                              $810,230       $359,114       $161,667    $75,400
Ratios with no waiver of fees and assumption of
  expense by the Adviser and no reduction for fees paid indirectly
  Total expenses to average net assets                                    1.97%(e)       2.00%          2.17%      2.60%(e)
  Net investment income (loss) to average net assets                      0.72%(e)       2.38%          5.86%     (1.80)%(e)
============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.


The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 25

Notes to Financial Statements | 4/30/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer ILS Interval Fund (the "Fund") was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek total return.

The Fund offers an unlimited amount of shares through Amundi Pioneer Distributor, Inc. (the "Distributor"). Shares are offered in a continuous offering at the Fund's current net asset value ("NAV") per share.

The Fund's ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. Amundi Pioneer Asset Management, Inc. (the "Adviser") or the Distributor may waive the Fund's minimum investment requirements.

The Fund is an "interval" fund and makes periodic offers to repurchase shares (See Note 6). Except as permitted by the Fund's structure, no shareowner will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

26 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 27

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and forward points, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event

28 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At April 30, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 29

D.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

      At April 30, 2018, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average notional value of forward foreign currency contracts open during the six months ended April 30, 2018 was $8,539,178.

      Forward foreign currency contracts outstanding at April 30, 2018 are listed in the Schedule of Investments.

E.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

30 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2017 was as follows:

      --------------------------------------------------------------------------
                                                                            2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $14,028,240
      --------------------------------------------------------------------------
          Total                                                      $14,028,240
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2017:

      --------------------------------------------------------------------------
                                                                           2017
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  4,887,502
      Capital loss carryforward                                      (1,773,297)
      Net unrealized depreciation                                   (30,398,765)
      --------------------------------------------------------------------------
          Total                                                    $(27,284,560)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments relating to catastrophe bonds, the mark to market of forward contracts and interest on defaulted bonds.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 31

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The Fund invests primarily in insurance-linked securities ("ILS"). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as "reinsurance sidecars"), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. Because ILS are typically rated below investment grade or unrated, a substantial portion of the Fund's assets ordinarily will consist of below investment grade (high yield) debt securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial

32 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

G.    Insurance-Linked Securities ("ILS")

      The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 33 issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of the period ended April 30, 2018, the Fund had no open repurchase agreements.

I.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the

34 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

      Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" in the Statement of Assets and Liabilities.


      There were no open credit default swap contracts at April 30, 2018.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 35

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees payable under the Fund's Advisory Agreement with the Adviser are calculated daily at the annual rate of 1.75% of the Fund's average daily net assets. For the six months ended April 30, 2018, the effective management fee was equivalent to 1.75% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.99% of the average daily net assets attributable to the Fund. Fees waived and expenses reimbursed during the six months ended April 30, 2018 are reflected on the Statement of Operations, if any. This expense limitation is in effect through March 1, 2019. There can be no assurance that the adviser will extend the expense limitation beyond such time.

In addition, under the management and administration agreements, certain other services and costs are paid by the Adviser and reimbursed by the Fund. At April 30, 2018, $188,091 was payable to the Adviser related to management costs, administrative costs and certain other services is included in "Due to affiliates" in the Statement of Assets and Liabilities.

3. Transfer Agent

DST Systems, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended April 30, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Fund                                                                     $73,907
--------------------------------------------------------------------------------
  Total                                                                  $73,907
================================================================================

36 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

4. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 37

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2018.

------------------------------------------------------------------------------------------------
                  Derivative
                  Assets
                  Subject to        Derivatives    Non-Cash        Cash            Net Amount
                  Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty      Agreement         for Offset     Received (a)    Received (a)    Assets (b)
------------------------------------------------------------------------------------------------
JPMorgan Chase
 Bank NA          $36,449           $ --           $ --            $ --            $36,449
------------------------------------------------------------------------------------------------
 Total            $36,449           $ --           $ --            $ --            $36,449
================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.


5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Funds exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

38 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2018, was as follows:

-------------------------------------------------------------------------------------
                                                    Foreign
Statement of Assets         Interest     Credit     Exchange     Equity     Commodity
and Liabilities             Rate Risk    Risk       Rate Risk    Risk       Risk
-------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
    on forward foreign
    currency contracts      $   --       $   --     $36,449      $   --     $   --
-------------------------------------------------------------------------------------
 Total Value                $   --       $   --     $36,449      $   --     $   --
=====================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2018 was as follows:

------------------------------------------------------------------------------------------------
                                                            Foreign
Statement of                        Interest     Credit     Exchange        Equity     Commodity
Operations                          Rate Risk    Risk       Rate Risk       Risk       Risk
------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Forward foreign
    currency contracts              $   --       $   --     $(199,336)      $   --     $   --
------------------------------------------------------------------------------------------------
 Total Value                        $   --       $   --     $(199,336)      $   --     $   --
================================================================================================
Change in net unrealized
 appreciation (depreciation) on:
 Forward foreign
    currency contracts              $   --       $   --     $ (44,445)      $   --     $   --
------------------------------------------------------------------------------------------------
 Total Value                        $   --       $   --     $ (44,445)      $   --     $   --
================================================================================================

6. Repurchase Offers

The Fund is a closed-end "interval" fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareowner approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund's outstanding shares at NAV on a regular schedule.

The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the Fund's outstanding shares at their NAV per share unless the Fund's Board of Trustees has approved a higher or lower amount for that repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund's Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund's shares illiquid.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 39

In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareowners submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.

Shares repurchased during the six months ended April 30, 2018 were as follows:

-----------------------------------------------------------------------------------------------------------
                                                   Percentage
                                                   of
                                                   Outstanding   Amount
                                      NAV on       Shares        of Shares
Commence-   Repurchase   Repurchase   Repurchase   The Fund      The Fund        Percentage   Number
ment        Request      Pricing      Pricing      Offered to    Offered to      of Shares    of Shares
Date        Deadline     Date         Date         Repurchase    Repurchase      Tendered     Tendered
-----------------------------------------------------------------------------------------------------------
10/27/17    12/1/17      12/15/17     $ 9.43       10%           3,744,971.972   48.4576%     1,814,723.934
-----------------------------------------------------------------------------------------------------------
1/19/18     2/23/18      3/9/18       $ 9.48       10%           7,182,517.061   42.0784%     3,022,289.664
-----------------------------------------------------------------------------------------------------------

For information regarding the repurchase offer with a commencement date of 4/20/18, see Additional Information.

40 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

ADDITIONAL INFORMATION

Charles Melchreit, a portfolio manager of the Fund during the 12-month period ended April 30, 2018, departed from Amundi Pioneer effective June 8, 2018. Chin Liu continues to be responsible for the day-to-day management of the Fund.

Information regarding the repurchase offer with a commencement date of 4/20/18 was as follows:

-----------------------------------------------------------------------------------------------------------
                                                   Percentage
                                                   of
                                                   Outstanding   Amount
                                      NAV on       Shares        of Shares
Commence-   Repurchase   Repurchase   Repurchase   The Fund      The Fund        Percentage   Number
ment        Request      Pricing      Pricing      Offered to    Offered to      of Shares    of Shares
Date        Deadline     Date         Date         Repurchase    Repurchase      Tendered     Tendered
-----------------------------------------------------------------------------------------------------------
4/20/18     5/18/18      6/1/18       $9.65        10%           8,431,203.230   19.0969%     1,610,102.094
-----------------------------------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 41 its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended October 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other Funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

42 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

Trustees, Officers and Service Providers

Trustees                                 Officers
Thomas J. Perna, Chairman                Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                     Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                            Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Systems, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/18 43

This page is for your notes.

44 Pioneer ILS Interval Fund | Semiannual Report | 4/30/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-844-391-3034

Write to us:
--------------------------------------------------------------------------------
DST Systems, Inc.
P.O. Box 219695
Kansas City, MO 64121

Our toll-free fax                                                 1-855-247-7422

Our internet e-mail address                us.askamundipioneer@amundipioneer.com

(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] Amundi Pioneer
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer. com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 28630-03-0618


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer ILS Interval Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 28, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2018

* Print the name and title of each signing officer under his or her signature.